Prudential APPLICATION FOR LIFE INSURANCE
PART 1
□ Pruco Life Insurance Company
□ The Prudential Insurance Company of
Both are Prudential Financial companies.
Corporate Offices, Newark, New Jersey                                                                                                               POLICY NUMBER (IF KNOWN)__________________________________

A.  PROPOSED INSURED (POLICY OWNER UNLESS SECTION D IS COMPLETED)

1. Name: _____________________________________________________________________________________________________________________
2. Previous name (if changed in the last 5 yrs.): ______________________________________________________________________________________
3. Social Security number: ________________________________    4. State of birth (Country if not U.S.): _______________________________________
5. Gender:       Female         Male             6. Date of birth: ___/_____/______________    7. Date policy to Save Age?    □ Yes    □ No
8. Are you a permanent, legal US resident?    □ Yes    □  No
 If No, provide country of legal residence, type and number of visa, expiration date and length of US residence:
     __________________________________________________________________________________________________________________________
9. Driver's license issuing state: _____________  Number: _______________________________  Expiration date: ________________________________
If None, why not?:  _________________________________________________________________________________________________________
10. Residence address (No PO boxes):  Street ________________________________________________________________  Apt ___________________
      City ________________________________________________  State ___________________________________  ZIP _________________________
11. e-mail address: _____________________________________________________________________________________________________________
12. Home telephone number: ______________________________  Business telephone number (ext.): __________________________________________
13. Current employer name: ______________________________________________________________________________________________________
      Business address: Street  _____________________________________________________________________________  Suite  __________________
      City _______________________________________________   State ____________________________________  ZIP _________________________
14. Occupation: ________________________________________________________________________________________________________________
      Duties: ____________________________________________________________________________________________________________________
15. Earned annual income $ ________________________  Unearned annual income $ ______________________  Net worth $ ______________________

B. PLAN OF INSURANCE

1. Amount of insurance applied for: $ _______________________  If $5,000,000 or more, complete Financial Supplement.
2. Product applied for:      □ Term Essential:      □ 10   □ 15  □ 20  □30                         □  PruLife Universal Life Plus (UL Plus)
                                          □ Term Elite:             □ 10   □ 15  □ 20                                  □  PruLife Universal Life Protector (UL Protector)
                                          □ ROP Term         □ 10  □ 15  □30                                   □  VUL Protector (VULP) Complete the Variable Supplement.
                                          □ PruLife Custom Premier II (VUL II)                                       □ Other: ____________________________________________
                                                Complete the Variable Supplement.

3. For UL Plus, UL Protector, VULP and VUL II:  Death Benefit type:
  □ Type A (Level)    □  Type B (Variable)    □  Type C (Return of Premium)  -  Not available for UL or VUL Protector.  – Interest rate: ______________%

4. For UL Plus, VULP and VUL II: Definition of life insurance:
      □ Cash Value Accumulation Test (CVAT)    □ Guideline Premium Test (GPT)

5. Requested Optional Benefits (Not all benefits are available for all products):
                                          □ Waiver of Premium/Enhanced Disability Benefit                          □ Overloan Protection Rider
                                          □ Acceleration of Death Benefit (Living Needs Benefit)                  □ Child Rider  Complete Child Rider Supplement.
                                          □ Accidental Death Benefit: Amount $ ___________________     □ Automatic Premium Loan
                                          □ Other Riders/Benefits (indicate amount where applicable):         □ Enhanced Cash Value Rider
                                              ________________________________________________

C. PREMIUM

1. Send notices (check one):   □ Policyowner          □ Other recipient:  ____________________________________________________________________
     Send notices (check one):  □ Policyowner's residence       □ Other address:

       Street ______________________________________________________________________________________   Apt  ________________________
       City  _________________________________________________  State  ____________________________  ZIP______________________________
2. Premium payment mode:     □  Annual        □  Semiannual      □  Quarterly                □  Monthly – Electronic Funds Transfer
3. For non-term plans, billed premium: $ _______________________

ORD 96200-2010

D. OWNER (COMPLETE IF OWNER IS OTHER THAN THE PROPOSED INSURED)

For multiple owners, details are to be listed in Special Requests, section H.
1. Name of owner: _____________________________________________________________________________________________________________
2. Social Security/Tax identification number (SSN/TIN):  ________________________________________________________________________________
3. Residence address (No PO boxes): Street ___________________________________________________________  Apt  _________________________
       City  _____________________________________________  State  ___________________________  ZIP  __________________________________
4. Owner's email address:  _______________________________________________________________________________________________________
5a. For trust owner:  Complete the Trustee Statement and Agreement (COMB 86044).
      Trust date:  _____/ ______/ ______________
      Trustee(s): _________________________________________________________________________________________________________________
      □ Type:             □ Revocable             □ Irrevocable              □ Qualified Retirement Plan Trust            □ Welfare Benefit Trust
5b. For business owner:  Complete the Business Supplement.
      Form:         □ Corporation          □ Partnership          □ Sole proprietorship           □ Other:  _________________________________________________
                         □ S Corporation      □ LLC                      □ Tax exempt
5c. For personal owner:
        Total insurance program:  Currently in-force:  $ _____________________________  Pending applications: $ __________________________________
       Relationship to Proposed Insured:  ____________________________________________________  Date of birth:  ______/ ______/ _______________
       Earned annual income: $ ______________________  Unearned annual income: $ ____________________  Net worth: $ ________________________

E. BENEFICIARY DETAILS

If insurance is for business purposes, also complete the Business Insurance Supplement.  If beneficiary is a trust, provide name of trust and trustee(s),
Date of trust and if trust is revocable or irrevocable.  If beneficiary is a business, please list name of business, city and state where located and the                 form of business.

Name: First                     Middle                 Last                                    Relationship of Proposed Insured              Age     Beneficiary Class
                                                                                                                                                                                                    Primary  Secondary/Contingent

□ □
□ □
□ □
□ □

F. INSURANCE HISTORY

1. Do you have any existing life insurance or annuities?                                                                                                               □ Yes                   □ No
      Note: Existing coverage includes any life insurance policies that have been assigned, sold or transferred.
2. Will this insurance replace* any existing insurance or annuity?                                                                                               □ Yes                   □ No
3. List the following details for all existing coverage.  (List only annuities to be replaced*, list all in force life insurance):

       Insurance company                                                        Face Amount                             Type                   Product           To Be Replaced?* 1035 Exchange?
                                                                                                                                                 □ Group            □ Annuity
__________________________________________ $ ________________________         □ Individual       □ Life                □Yes □ No           □Yes □ No
                                                                                                                                                 □ Group            □ Annuity
__________________________________________ $ ________________________         □ Individual       □ Life                □Yes □ No           □Yes □ No
                                                                                                                                                 □ Group            □ Annuity
__________________________________________ $ ________________________         □ Individual       □ Life                □Yes □ No           □Yes □ No
                                                                                                                                                 □ Group            □ Annuity
__________________________________________ $ ________________________         □ Individual       □ Life                □Yes □ No           □Yes □ No
                                                                                                                                                 □ Group            □ Annuity
__________________________________________ $ ________________________         □ Individual       □ Life                □Yes □ No           □Yes □ No

* Replace or replaced means that the insurance being applied for may replace or cause a change in any existing insurance or annuity with any
Company, including the lapse or surrender of the existing policy, or the use of funds or values from the existing policy to pay for the new policy.
4. Are you applying for or reinstating life insurance with any company?                                                                                                             □Yes □ No
        If Yes, give company name, amount applied for and total amount to be placed, including this application:
____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________
5. Have you had life or health insurance declined, postponed, rated or issued with an increase                                                                       □Yes □ No
      premium?  Of Yes, give company name, type of insurance, date, action taken and reason for action:
____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________
                                                                                                                                                                                                                    (CONTINUED)

ORD 96200-2010

F. INSURANCE HISTORY (CONTINUED)

6. Is the proposed insured or proposed owner considering the transfer or sale to a life settlement company or other investor policy ownership; or, any interest in the policy benefits, either directly as a named beneficiary or indirectly as a
     beneficiary or owner of a trust or other entity?                                                                                                                                                      Yes       No

     If yes, provide details  ______________________________________________________________________________________________________

     _________________________________________________________________________________________________________________________

     _________________________________________________________________________________________________________________________

G. GENERAL INFORMATION
1. In the past five years, have you flown as a pilot, student pilot or crew member or do you intend to become a pilot?                                           Yes       No
2. In the past five years, have you participated in any activities such as motorized vehicle racing, SCUBA diving,
       mountain climbing, skydiving, extreme sports such as BASE jumping, bungee jumping or cave exploration, or do you intend to?                   Yes       No

       If Yes, to Question 1 or 2 above, complete the appropriate Supplement.
3. Have you ever used tobacco or any other nicotine products such as cigarettes, cigars, pipe, chewing tobacco, snuff,
       nicotine gum or nicotine patch?  If Yes, provide details                                                                                                                                    Yes       No

       Product Type(s)                                                 Date Last Used                    Frequency of Use
       _________________________________     _________________              ___________________
       _________________________________     _________________              ___________________
       _________________________________     _________________              ___________________

4. In the past five years, have you:
         a. had your driver's license denied, suspended or revoked?                                                                                                                             Yes       No
         b. been convicted of or pled guilty to driving under the influence of alcohol and/or drugs?                                                                               Yes       No
         c. been convicted of or pled guilty to any moving violations?                                                                                                                             Yes       No

5. Within the past 10 years, have you been arrested, convicted, or imprisoned for any crime and/or are you currently awaiting
       trial for any crime?                                                                                                                                                                                               Yes       No

6. Will you live or travel outside the United States within the next 12 months?                                                                                                          Yes       No
         Details required include location (city/country), frequency, duration and purpose of each trip.

7. Give complete details of any "Yes" answers for questions 4 – 6, including question number and appropriate details:
       Question # Details

H. SPECIAL REQUESTS

ORD 96200-2010

Part 2

A.	PERSONAL PHYSICIAN INFORMATION

Name ________________________________________________________________________________________________________________________

Address: Street _________________________________________________________________________________ Suite __________________________

City _______________________________________________ State ____________________________ Zip _____________________________

Telephone number: __(       )____________________  Date Last seen: ____________________________________________________________________

Reason last seen: ______________________________________________________________________________________________________________

If more than one personal physician, provide details in section D number 6.

B.	PHYSICAL MEASUREMENTS

1.	Height: ______ feet ______ inches Weight: ______ pounds

2.	Within the last 12 months, have you had a change of weight (gain or loss) of more than 10 pounds?Yes No
If Yes, provide details: _______________________________________________________________________________________________________

C.	FAMILY HISTORY

1.	Have any immediate family members (mother, father, brother, sister) been diagnosed with or died from coronary artery disease, cerebrovascular disease, diabetes or cancer before age 70?YesNo
If Yes, provide details including which member and medical condition, age at diagnosis, and age at death (if applicable):

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

2.	Father: Current age _____ or Age at death: _______ Mother: Current age ______ or Age at death: __________

D.	MEDICAL INFORMATION

1.	Has a member of the medical profession ever treated you for or diagnosed you with:
a.
high blood pressure, chest pain, a heart attack, coronary artery disease, a heart valve disorder, a heart murmur, an irregular heart beat, cerebrovascular disease, a stroke, circulatory disease, an aneurysm or any disease of the heart or blood vessels?YesNo

b.	anemia or other abnormality of the blood (other than HIV)?YesNo
c.	a polyp, cyst, tumor, cancer, leukemia, melanoma, lymphoma or Hodgkin's disease?YesNo
d.	diabetes, high blood sugar, glucose intolerance or other endocrine disorder?YesNo
e.	anxiety, depression, or any other mental or physical illness?YesNo
f.	an infection caused by the Human Immunodeficiency Virus (HIV) (Not applicable in CA. In WI: AIDS virus, HIV anitibody testing is limited to FDA-licensed enzyme immunoassay and confirmatory HIV antibody tests.  Any test performed at an anonymous counseling and testing site or home testing is confidential and need not be revealed on this application.),
Acquired Immune Deficiency Syndrome (AIDS), AIDS-Related Complex (ARC), or any other sexually transmitted disease?YesNo
g.	asthma, emphysema, cystic fibrosis, sleep apnea, sarcoidosis, tuberculosis or any other disorder of the lungs respiratory system?YesNo
h.	a seizure, epilepsy, multiple sclerosis, Parkinson's disease, muscular dystrophy, cerebral palsy, paralysis, Alzheimer's disease or any other disorder of the brain or nervous system?YesNo
i.	an ulcer, hepatitis, cirrhosis, pancreatitis, ulcerative colitis, Crohn's disease or any other disorder of the esophagus, liver,
stomach or intestines?                                                                                                                                                     YesNo
j.	nephritis, polycystic kidney disease or any other disorder of the bladder, kidney, urinary tract or prostate?YesNo
k.	arthritis, gout, back trouble, or any disease or disorder of the joints, muscles orYesNo
l.	lupus, rheumatoid arthritis, chronic fatigue syndrome, fibromyalgia, or any other disease or disorder of the autoimmune system?YesNo
2.	Have you ever used:
a.	cocaine, crack, marijuana, heroin, Ecstasy, PCP, LSD, methamphetamine, any other hallucinogenic drug or controlled substance?YesNo
b.	amphetamines, barbiturates, sedatives, opiates or methadone, or controlled substance except as prescribed by a physician?YesNo
3.	Have you had or been advised to have treatment or counseling for alcohol or drug use or been asked to reduce or eliminate
their usage?                                                                                                                                                          YesNo
4.	Other than what has already been disclosed, within the past 5 years, have you:
a.	requested or received disability or compensation benefits?YesNo
b.	been a patient in a hospital or other medical facility, other than for normal childbirth?YesNo
c.	had any other disease, disorder or condition?YesNo
d.	been advised to have surgery, medical tests or diagnostic procedures (other than for HIV)?YesNo
5.	Are you currently receiving medical treatment or taking any other medication or herbal supplement that has not already
been disclosed?                                                                                                                                                          YesNo
                                                                                                                                (Continued)

ORD 96200-2010

D.  MEDICAL INFORMATION (CONTINUED)

6.	Give complete details of any "Yes" answers for questions 1-5, including: Question number, diagnosis, date of onset and recovery,
Medication/treatment prescribed and the name, address and telephone number of all attending physicians and hospitals.

Date of                                Date of                                Medication/                                Physician/Hospital
Question # Diagnosis          Onset                                Recovery                             Treatment Prescribed                 Name, Address & Phone Number

ORD 96200-2010

AGREEMENTS

By signing this form, I have carefully reviewed the application including all supplements attached to the policy, and I agree to the following:
•	To the best of my knowledge and belief, the statements in this application are complete, true and correctly recorded.
•	Except for failure to pay premium, the validity of this policy will not be contested after it has been in force during the insured's lifetime for two years from the date it takes effect.
•	If I have requested the Acceleration of Death Benefits (Living Needs Benefit), I have read the disclosures in the Living Needs Benefit brochure.
•	My original signature has been affixed to this application, the original will be retained by the Company named at the beginning of this application
("Company").  The copies attached to the policy issued to me are identical in form and substance.
•	Any policy issued on this application shall not take effect until after all of the following conditions are met:
•	A payment equal to the full first required premium is received by the Company within the lifetime of the proposed insured. A payment will only be
Considered to be received if one of the following valid items is received by the Company: (i) a check in the amount of the full first required premium; (ii) a completed and signed payment form for the first full premium; or (iii) any other form of payment acceptable to the Company.
•	The form of payment submitted in honored. If payment is made by credit/debit card, wire transfer or automatic bank draft, no premium is considered to be honored until the Company actually receives the funds unless otherwise provided by applicable law.
•	A signed copy of this Application is received by the Company.
•	The Owner has personally received the policy during the lifetime of and while the health of the Proposed Insured is as stated in this application.
•	Only an officer of the Company with the rank or title of Vice President may make or alter any contract or agree not to enforce any of the rights of the
Company, and then only in writing.  No producer or medical examiner is authorized to accept risks, pass on insurability, make or alter contracts, or waive any of the other rights or requirements of the Company.  Notice to or knowledge imputed to any producer or medical examiner will not be notice of or knowledge to the Company unless it is set out in writing in this application.

FRAUD WARNING
(Not applicable in AZ.)  Any person who knowingly:
•	AR, HI, LA, NM, TN, VA and WA: and intentionally gives false or deceptive information when completing an application for insurance or filing a
Claim, for the purpose of defrauding an insurance company may be subject to fines, denial of insurance benefits, or confinement in prison.
•	CO: and intentionally gives false or deceptive information when completing an application for insurance or filing a claim, for the purpose of defrauding an insurance company may having committed fraud, or may have violated state law.  Penalties may include imprisonment, fines, denial of insurance, and civil damages.  Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the
Department of Regulatory Agencies.
•	DC and RI: presents a false of fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for
Insurance is guilty of a crime and may be subject to fines and confinement in prison.
•	OH: and with intent to defraud or knowingly that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
•	PA: and with intent to defraud any insurance company or other person files and application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
Any other states: and intentionally gives false or deceptive information when completing an application for insurance and filing a claim, for the purpose of defrauding an insurance company may have committed fraud, or may have violated state law.

SIGNATURES

Check applicable boxes:      IRS Certification:                                Under penalties of perjury, the policyowner certifies that:
□ The number shown on the application is my correct Social Security/Tax ID number.
□ I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.
□ I am a U.S. person (including a U.S. resident alien).  If not a U.S. person (including U.S. resident alient), submit the
Applicable Form W-8 (BEN, ECI, EXP, or IMY).  In most cases, Form W-8BEN will be the appropriate form.
The Internal Revenue Service does not require your consent to any provision of this document other than the
Certifications required to avoid backup withholding.

Signed at (STATE) _______________________________________________________  on (DATE) __________________________________________

Signature of proposed insured           X ______________________________________________________________________________________________

If policyowner is different from the proposed insured:
For a personal policyowner(s):        Signature(s) of policyowner(s)  X_______________________________________________________________________

For an entity policyowner(s) (i.e., trust, business):

Name of entity                                                  ___________________________________________________________________________________________

Signature of officer/trustee(s)                     X__________________________________________________________________________________________

Title of officer/trustee(s)                                ___________________________________________________________________________________________

Signature of producer                                   X__________________________________________________________________________________________

 ORD 96200-2010